UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 30, 2009

Date of Report (Date of earliest event reported)
NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
13630 N.W. 8th Street, Suite 210
Sunrise, Florida 33325

(Address of Principal Executive Offices)
(954) 903-5000

Registrant’s telephone number, including area code

(Former Address of Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On April 30, 2009, NationsHealth, Inc. (the “Company”) issued a press release announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ComVest NationsHealth Holdings, LLC (“Parent”), a wholly owned subsidiary of ComVest Investment Partners III, L.P. (“ComVest”), and NationsHealth Acquisition Corp., a wholly owned subsidiary of Parent (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger.
Upon the closing of the transactions contemplated by the Merger (the “Effective Time”), (a) all of the issued and outstanding common stock of the Company (including outstanding shares of restricted stock, all of which shall vest at the Effective Time) not held by certain members of the Company’s management, certain stockholders, and members of the Company’s Board of Directors (the “Unaffiliated Stockholders”) will be converted into the right to receive a cash amount equal to $0.12 per share (the “Aggregate Merger Consideration”) and (b) each holder of an outstanding and vested stock option will have the right to receive a cash amount equal to the difference between $0.12 per share and the exercise price (if less than $0.12 per share) of each option. The transactions contemplated under the Merger Agreement are expected to close in the third quarter of 2009.
The Company’s Board of Directors, acting upon the recommendation of a special committee comprised of independent members of the Company’s Board of Directors, has approved the adoption of the Merger Agreement and consummation of the Merger and recommended adoption of the Merger Agreement and consummation of the Merger by the Company’s stockholders. In connection with the Merger Agreement, stockholders (including certain members of the Company’s management) representing over 50% of the issued and outstanding shares of the Company’s common stock entered into a voting agreement whereby such stockholders agreed to vote their respective shares of common stock in favor of the adoption of the Merger Agreement and the consummation of the Merger.
Concurrently with the execution of the Merger Agreement, the Company, Parent and Mark Lama (a new officer of the Company affiliated with ComVest) entered into a Bridge Loan and Security Agreement, dated April 30, 2009, pursuant to which Parent and Mark Lama provided a bridge loan to the Company in the principal amount of $3.0 million (the “Bridge Loan”), whereby the Bridge Loan shall (a) be subordinated to the Company’s obligations to its credit facility lender, CapitalSource Finance, LLC (“CapitalSource”), and be senior to the Company’s obligations to its subordinated note holders, MHR Capital Partners Master Account, LP (“Master Account”), MHR Capital Partners (100) LP (“Capital Partners (100)”), and OTQ LLC (“OTQ”, and together with Master Account, Capital Partners (100) and their respective affiliates, “MHR”), (b) have a monthly cash interest payment based on an interest rate of ten percent (10%) per annum (which interest rate shall be increased by 2% at the end of the each three month period (not to exceed the lesser of 18% per annum and the maximum interest rate allowed by law) commencing on the termination date of the Merger Agreement), (c) have a term of six (6) months (the “Maturity Date”); provided that upon termination of the Merger Agreement by Parent due to a willful breach by the Company, the Bridge Loan will be due within 30 days of such termination, and (d) be used to pay a portion of the transaction fees and for the Company’s general business purposes, working capital, growth capital and capital expenditures. The Bridge Loan may not be prepaid without the consent of Parent. In connection with the Bridge Loan, the Company issued warrants to Parent to acquire 1,000,000 shares of the Company’s common stock, which are exercisable in the event the Merger Agreement is terminated due to a willful breach by the Company or if the Company enters into a definitive agreement contemplated by a takeover proposal from an alternative purchaser.
At the Effective Time, the outstanding principal amount of the Bridge Loan will automatically be converted into shares of the Company’s Series A Convertible Preferred Stock at $0.12 per share. In the event that the Merger Agreement is terminated under certain circumstances and the Company does not pay the full amount of the outstanding obligations under the Bridge Loan on or before the Maturity Date, Parent will have the option to convert the outstanding principal amount of the Bridge Loan into 30 million shares of the Company’s Series A-1 Convertible Preferred Stock, and all of such shares of Series A-1 Convertible Preferred Stock will be convertible into 60 million shares of the Company’s common stock (subject to anti-dilution adjustments to ensure that the shares issued upon conversion of the Company’s Series A-1 Convertible Preferred Stock represents “OTQ” and approximately 60% of the Company’s outstanding common stock).

At the Effective Time, Parent shall make an additional $5.0 million investment in the Company in exchange for shares of the Company’s Series A Convertible Preferred Stock at $0.12 per share, the proceeds of which shall be used to acquire all of Company’s issued and outstanding common stock held by the Unaffiliated Stockholders for the Aggregate Merger Consideration, and to pay the remaining transaction fees and for the Company’s general business purposes, working capital, growth capital and capital expenditures. During the period commencing at the Effective Time and ending on the first anniversary of such closing, Parent shall have the right to invest up to an additional $2.0 million in the Company in exchange for shares of the Company’s Series A Convertible Preferred Stock at $0.12 per share.
In the event the Company enters into a definitive agreement contemplated by a takeover proposal from an alternative purchaser and terminates the Merger Agreement, a termination fee in the amount of $1.0 million (comprised of a $700,000 break-up fee and a $300,000 expense reimbursement) and the outstanding obligations under the Bridge Loan shall be paid as a condition to and concurrently with such termination. In the event Parent terminates the Merger Agreement due to a willful breach by the Company, the Bridge Loan shall be due within 30 days of such termination and the Company shall pay Parent $3.0 million (inclusive of the $1.0 million termination fee) concurrently with such termination. In the event the Company terminates the Merger Agreement due to a willful breach by Parent, any and all obligations under the Bridge Loan shall be forgiven. Under certain circumstances, Parent shall have the option to either acquire all of the indebtedness owed by the Company to CapitalSource or convert the Bridge Loan into shares of the Company’s Series A-1 Convertible Preferred Stock at $0.05 per share.
In connection with the transactions contemplated by the Merger Agreement and the Bridge Loan, the Company requested certain consents and waivers from CapitalSource and MHR and entered into certain amendments with CapitalSource and MHR, pursuant to which their respective loans will remain in existence on substantially similar terms and conditions following the Effective Time.
In addition, as part of the transactions contemplated by the Merger Agreement, the Company entered into (a) an employment agreement with each of Glenn Parker, Lewis Stone and Timothy Fairbanks, each an existing officer of the Company, that will replace each of their respective current employment agreements and shall become effective at the Effective Time and (b) an employment agreement with Mark Lama, a new officer of the Company affiliated with ComVest.
The closing of the transactions contemplated under the Merger Agreement is subject to the approval of the adoption of the Merger Agreement and the Merger by the Company’s stockholders.
In connection with the Merger Agreement, the Company entered into the following documents (the “Transaction Documents”), a description of each such document will be included in a subsequent Form 8-K filed by the Company:
(a)	Voting Agreement by and among Parent, Merger Sub and certain stockholders of the Company (effective on April 30, 2009).

(b)	Exchange and Rollover Agreement by and among Parent, Merger Sub and certain stockholders of the Company (effective on April 30, 2009).

(c)	Bridge Loan and Security Agreement by and among the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC, Parent (effective on April 30, 2009).

(d)	10% Secured Convertible Subordinated Promissory Note issued by the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC in the amount of the Bridge Loan for the benefit of Parent (effective on April 30, 2009).

(e)	Senior Subordination Agreement by and among Parent, MSL Family, LLC, and CapitalSource, and acknowledged by the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC (effective on April 30, 2009).

(f)	Subordination Agreement by and among Parent, MSL Family, LLC, and MHR, and acknowledged by the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC (effective on April 30, 2009).

(g)	Warrant, in favor of Master Account, issued by the Company (effective on April 30, 2009).

(h)	Warrant, in favor of Capital Partners (100), issued by the Company (effective on April 30, 2009).

(i)	Warrant, in favor of OTQ, issued by the Company (effective on April 30, 2009).

(j)	Series A Preferred Stock Purchase Agreement by and between Parent and the Company (effective at the Effective Time).

(k)	Series A Preferred Stock Voting Agreement by and among Parent, MHR, Mark Lama, the Company, and certain stockholders of the Company (effective at the Effective Time).

(l)	Series A Preferred Stock Investors’ Rights Agreement by and among Parent, MHR, Mark Lama, the Company, and certain stockholders of the Company (effective at the Effective Time).

(m)	Series A Preferred Stock Right of First Refusal and Co-Sale Agreement by and among Parent, MHR, Mark Lama, the Company, and certain stockholders of the Company (effective at the Effective Time).

(n)	Amended and Restated Certificate of Incorporation (effective at the Effective Time).

(o)	Amended and Restated Bylaws (effective at the Effective Time).

(p)	Certificate of Designations for Series A-1 Preferred Stock (effective on April 30, 2009).

(q)	First Amended and Restated 7 3/4% Convertible Secured Note issued by each of the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC in favor of MHR Capital Partners Master Account LP (effective on April 30, 2009).

(r)	First Amended and Restated 7 3/4% Convertible Secured Note issued by each of the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC in favor of MHR Capital Partners (100) LP (effective on April 30, 2009).

(s)	First Amended and Restated 7 3/4% Convertible Secured Note issued by each of the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC in favor of OTQ LLC (effective on April 30, 2009).

(t)	Form of Second Amended and Restated 7 3/4% Convertible Secured Note, issued by NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC (effective at the Effective Time).

(u)	Fourth Amended and Restated Revolving Credit, Term Loan And Security Agreement by and among the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., National Pharmaceuticals and Medical Products (USA), LLC, and CapitalSource (effective on April 30, 2009).

(v)	Consent, Waiver, Joinder and Eighth Amendment to Third Amended and Restated Revolving Credit, Term Loan and Security Agreement by and among the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., National Pharmaceuticals and Medical Products (USA), LLC, and the CapitalSource (effective on April 30, 2009).

(w)	Limited Waiver and Consent to Convertible Secured Notes by and among the Company, NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., National Pharmaceuticals and Medical Products (USA), LLC, and MHR (effective on April 30, 2009).

(x)	Form of Common Stock Purchase Warrant, issued by NationsHealth, Inc. in favor of ComVest NationsHealth Holdings, LLC.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement and Transaction Documents, each of which is filed as an exhibit hereto and incorporated herein by reference. The Merger Agreement and the Transaction Documents have been attached to provide investors with information regarding their respective terms. It is not intended to be a source of factual, business or operational information about the Company. Moreover, certain representations and warranties in the Merger Agreement and the Transaction Documents are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement and the Transaction Documents. While we do not believe that they contain information securities laws require us to publicly disclose, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement and the Transaction Documents. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules.
A copy of the April 30, 2009 press release is filed as an exhibit hereto and incorporated herein by reference.
Additional Information and Where to Find It:
In connection with the proposed merger, NationsHealth will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NationsHealth at the Securities and Exchange Commission’s web site at http://www.sec.gov and on NationsHealth’s website at http://www.nationshealth.com.
NationsHealth and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of NationsHealth’s participants in the solicitation will be set forth in NationsHealth’s proxy statement relating to the merger when it becomes available.
Item 9.01 Financial Statements and Exhibits
Exhibits.
2.4	Agreement and Plan of Merger, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, NationsHealth Acquisition Corp. and NationsHealth, Inc.

3.3	Amended and Restated Certificate of Incorporation of NationsHealth, Inc.

3.4	Certificate of Designations for Series A-1 Preferred Stock.

3.5	Amended and Restated Bylaws of NationsHealth, Inc.

4.12	Series A Preferred Stock Purchase Agreement, dated as of April 30, 2009, by and between ComVest NationsHealth Holdings, LLC and NationsHealth, Inc.

4.13	10% Secured Convertible Subordinated Promissory Note, dated as of April 30, 2009, issued by NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC for the benefit of ComVest NationsHealth Holdings, LLC.

4.14	Bridge Loan and Security Agreement, dated as of April 30, 2009, by and among NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., National Pharmaceuticals and Medical Products (USA), LLC and ComVest NationsHealth Holdings, LLC.

4.15	Form of Warrant to purchase Shares, issued by NationsHealth, Inc. in favor of ComVest NationsHealth Holdings, LLC.

4.16	Right of First Refusal and Co-Sale Agreement, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, NationsHealth, Inc., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, OTQ LLC, Dr. Rachesky, Glenn Parker, Lewis Stone, Timothy Fairbanks, Mark Lama and RGGPLS, LLC.

4.17	Warrant, dated as of April 30, 2009, in favor of MHR Capital Partners Master Account LP, issued by NationsHealth, Inc.

4.18	Warrant, dated as of April 30, 2009, in favor of MHR Capital Partners (100) LP, issued by NationsHealth, Inc.

4.19	Warrant, dated as of April 30, 2009, in favor of OTQ LLC, issued by NationsHealth, Inc.

4.20	First Amended and Restated 7 3/4% Convertible Secured Note, dated as of April 30, 2009, in favor of MHR Capital Partners Master Account LP issued by NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC.

4.21	First Amended and Restated 7 3/4% Convertible Secured Note, dated as of April 30, 2009, in favor of MHR Capital Partners (100) LP issued by NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC.

4.22	First Amended and Restated 7 3/4% Convertible Secured Note in favor of OTQ LLC, dated as of April 30, 2009, issued by NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC.

4.23	Investor Rights Agreement, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, NationsHealth, Inc., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, OTQ LLC, Dr. Rachesky, Glenn Parker, Lewis Stone, Timothy Fairbanks, Mark Lama and RGGPLS, LLC.

4.24	Limited Waiver and Consent, dated as of April 30, 2009, by and among NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., National Pharmaceuticals and Medical Products (USA), LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP and OTQ LLC, and MHR Capital Partners (500) LP as collateral agent.

4.25	Senior Subordination Agreement, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, MSL Family, LLC, and CapitalSource Finance LLC, and acknowledged by NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC.

4.26	Subordination Agreement, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, MSL Family, LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP and OTQ LLC, and MHR Capital Partners (500) LP as collateral agent, and acknowledged by NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC.

4.27	Exchange and Rollover Agreement, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, NationsHealth Acquisition Corp., NationsHealth, Inc., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, OTQ LLC, Dr. Rachesky, Glenn Parker, Lewis Stone and Timothy Fairbanks.

4.28	Form of Second Amended and Restated 7 3/4% Convertible Secured Note issued by NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., and National Pharmaceuticals and Medical Products (USA), LLC.

9.1	Voting Agreement, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, NationsHealth, Inc., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, OTQ LLC, Dr. Rachesky, Glenn Parker, Lewis Stone, Timothy Fairbanks, Mark Lama and RGGPLS, LLC.

9.2	Voting Agreement, dated as of April 30, 2009, by and among ComVest NationsHealth Holdings, LLC, NationsHealth Acquisition Corp. and certain stockholders of NationsHealth, Inc.

10.79	Consent, Waiver, Joinder and Eighth Amendment to Third Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of April 30, 2009, by and among NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., National Pharmaceuticals and Medical Products (USA), LLC, and CapitalSource Finance LLC.

10.80	Fourth Amended and Restated Revolving Credit, Term Loan And Security Agreement, dated as of April 30, 2009, by and among NationsHealth, Inc., NationsHealth Holdings, L.L.C., United States Pharmaceutical Group, L.L.C., Diabetes Care & Education, Inc., National Pharmaceuticals and Medical Products (USA), LLC, and CapitalSource Finance LLC.

99.1	Press Release of NationsHealth, Inc., dated April 30, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: May 4, 2009	By:	/s/ Tim Fairbanks
Tim Fairbanks
Chief Operating Officer